SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 18, 2003

Date of Report

DOLE FOOD COMPANY, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

1-4455	99-0035300

(Commission File No.)	(IRS Employer Identification Number)

One Dole Drive

Westlake Village, California 91362

(Address of Principal Executive Offices)

(818) 879-6600

(Registrant’s Telephone Number, Including Area Code)

Item 5. OTHER EVENTS
Item 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. OTHER EVENTS

     On March 18, 2003, Dole Food Company, Inc. issued the press releases attached hereto as Exhibits 99.1 and 99.2.

1

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit
Number	Description

99.1	Press Release of Dole Food Company, Inc., dated March 18, 2003
99.2	Press Release of Dole Food Company, Inc., dated March 18, 2003

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: March 18, 2003

DOLE FOOD COMPANY, INC.
By:	/s/ RICHARD DAHL

Richard Dahl Chief Financial Officer

3

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Dole Food Company, Inc., dated March 18, 2003
99.2	Press Release of Dole Food Company, Inc., dated March 18, 2003